Equity	12 Months Ended
Dec. 31, 2019
Stockholders' Equity Note [Abstract]
Equity

NOTE 9 - EQUITY:

a.	As discussed in note 3, the Recapitalization is accounted for as a reverse recapitalization with ScoutCam Inc. as the legal acquirer and ScoutCam Ltd. as the accounting acquirer. Under the Recapitalization, the USD amount for shares of common stock is based on the nominal value and the shares of common stock issued by ScoutCam Inc. (reflecting the legal structure of ScoutCam Inc. as the legal acquirer) on the Recapitalization Date plus shares of common stock issued by the Company as part of the Recapitalization as described above. Historical stockholders’ equity reflects the accounting acquirer’s share number and USD amount adjusted for the exchange ratio determined in the Recapitalization.

b.	In December 2019, the Company allotted in a private issuance, a total of 3,413,312 units at a purchase price of USD $0.968 per unit. Each unit was comprised of two shares of common stock par value US$0.001 per share, one Warrant A (defined below) and two Warrants B (defined below). The immediate proceeds (gross) from the issuance of the units amounted to approximately USD 3.3 million.

Each Warrant A is exercisable into one share of common stock of the Company at an exercise price of USD 0.595 per share during the 12 month period following the allotment. Each Warrant B is exercisable into one share of common stock of the Company at an exercise price of USD 0.893 per share during the 18 month period following the allotment.

In addition, the Company’s Consultant (see also note 8f) will be entitled to receive the amount representing 3% of any exercise price of each Warrant A or Warrant B that may be exercised in the future. In the event the total proceeds received as a result of exercise of Warrants will be less than $2 million at the time of their expiration, the Consultant will be required to invest $250,000 in the Company.